ASSIGNMENT

WHEREAS, **Gerald E. Brock of Livonia, NY 14487; Garry P. Haltof of Penfield, NY 14526; and Howard J. Greenwald of Rochester, NY 14625** have invented certain new and useful improvements in **"Fluid Driven Vacuum Enhanced Generator,"** for which an application for Letters Patent of the United States has been executed of even date herewith; and

WHEREAS, **Future Energy Solutions Inc. of Rochester, NY 14623** is desirous of obtaining the entire right, title and interest in, to and under the said improvements and the said application;

NOW THEREFORE, in consideration of the sum of One Dollar ($1.00) in hand paid, and other good and valuable consideration, the receipt of which is hereby acknowledged, the said

Gerald E. Brock, Garry P. Haltof, and Howard J. Greenwald

have sold, assigned, transferred and set over, and by these presents do hereby sell, assign, transfer and set over, unto the said

Future Energy Solutions Inc.,

its successors, legal representatives and assigns, the entire right, title and interest in, to and under the said improvements, and the said application and all divisions, renewals and continuations thereof, and all Letters Patent of the United States which may be granted thereon and all reissues and extensions thereof, and all applications for Letters Patent which may hereafter be filed for said improvements in any country or countries foreign to the United States, and all Letters Patent which may be granted for said improvements in any country or countries foreign to the United States and all extensions, renewals and reissues thereof.

IN TESTIMONY WHEREOF, I hereunto set my hand and seal this 4 day of JUNE, 2002.

Gerald E. Brock

Gerald E. Brock

STATE OF NEW YORK
COUNTY OF MONROE : ss.:

On this 4th day of JUNE, 2002, before me, a Notary Public in and for the State and County aforesaid, personally appeared **Gerald E. Brock,** to me known to be the person of that name, who signed and sealed the foregoing instrument and he acknowledges the same to be his free act and deed.

Notary Public

HOWARD J. GREENWALD
Notary Public, State of New York
No. 4991886
Qualified in Monroe County
Commission Expires Feb. 10, 2004

IN TESTIMONY WHEREOF, I hereunto set my hand and seal this 4th day of June, 2002.

Garry P. Haltof

STATE OF NEW YORK
COUNTY OF MONROE : ss.:

On this 4th day of June, 2002, before me, a Notary Public in and for the State and County aforesaid, personally appeared **Garry P. Haltof,** to me known to be the person of that name, who signed and sealed the foregoing instrument and he acknowledges the same to be his free act and deed.

Notary Public

HOWARD J. GREENWALD
Notary Public, State of New York
No. 4991886
Qualified in Monroe County
Commission Expires Feb. 10, 2004

IN TESTIMONY WHEREOF, I hereunto set my hand and seal this 4th day of June, 2002.

Howard J. Greenwald

STATE OF NEW YORK
COUNTY OF MONROE : ss.:

On this _____ day of _________, 2002, before me, a Notary Public in and for the State and County aforesaid, personally appeared **Howard J. Greenwald,** to me known to be the person of that name, who signed and sealed the foregoing instrument and he acknowledges the same to be his free act and deed.

Notary Public